Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Smarts Oil & Gas, Inc. (the “Company”) on Form 10-QSB for the period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Smarts Oil and Gas, Inc. and will be retained by Smarts Oil & Gas, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Dan Seifer	/s/ Don Quarterman
Dan Seifer	Don Quarterman
Chief Executive Officer	Chief Financial Officer
Dated: October 10, 2006	Dated: October 10, 2006